Exhibit 10.14

SECURITIES PURCHASE AGREEMENT

THIS AGREEMENT dated as of the 16th day of June 2014 (the "Agreement") between ICONIC HOLDINGS, LLC, a Delaware limited liability company (the "Investor"), and LAS VEGAS RAILWAY EXPRESS, INC., a Delaware corporation organized and existing under the laws of the State of Delaware (the "Company" ).

WHEREAS, the parties desire that, upon the terms and subject to the conditions contained herein, the Company shall issue and sell lo the Investor, as provided herein, and the Investor shall purchase from the Company up to Five Million Dollars ($5,000,000) of the Company's common stock, par value $0.001 per share (the "Common Stock"); and

WHEREAS, such investments will be made in reliance upon the provisions of Regulation D (" Regulation .Q") of the Securities Act of 1933, as amended, and the regulations promulgated thereunder (the "Securities Act" ), and or upon such other exemption from the registration requirements of the Securities Act as may be available with respect to any or all of the investments to be made hereunder.

NOW, THEREFORE, the parties hereto agree as follows:

ARTICLE I.
Certain Definitions

Section 1.1.  "Advance" shall mean the portion of the Commitment Amount requested by the Company in the Advance Notice.

Section 1.2.  "Advance Date" shall mean the first (1st) Trading Day after expiration of the applicable Pricing Period for each Advance.

Section 1.3.   "Advance Notice” shall mean a written notice in the form of Exhibit A attached hereto to the Investor executed by an officer of the Company and setting forth the Advance amount that the Company requests from the Investor.

Section  l.4. ''Advance Notice Date" shall mean each date the Company delivers (in accordance  with Section 2.2(b) of this Agreement) to the Investor an Advance Notice requiring the Investor to advance funds to the Company, subject to the tem1s of this Agreement. No Advance Notice Date shall be less than ten (10) Trading Days after the prior Advance Notice Date.

Section 1.5.  ''Bid  Price" shall  mean,  on any date, the closing bid  price (as reported    by  Bloomberg LP.) of the Common Stock on the Principal Market or if the Common Stock is not traded on a Principal  Market, the highest reported bid price for the Common Stock, as furnished by the Financial Industry Regulatory Authority.

Section 1.6. Pursuant to Section 2.3 "Closing" shall  mean  one  of  the closings  of  a  purchase  and  sale of  Common  Stock

Section 1.7. "Commitment Amount" shall mean the aggregate amount of up to Five   Million Dollars ($5,000,000) that the Investor has agreed to provide to the Company in order to purchase the Company's Common Stock pursuant to the terms and conditions of this Agreement.

Section 1.8.   "Commitment  Period" shall mean  the period  commencing on the Effective    Date, and expiring on the earliest to occur  of (x)  the date on  which  the  Investor  shall  have  made  payment  of  Advances pursuant to this Agreement in the aggregate amount of the Commitment Amount , (y) the date this  Agreement is terminated pursuant to Section 10.2 or (z) the date occurring thirty-six (36) months after the Effective Date or forty-eight (48) months after the Effective Date if thirty-six (36) months after the Effective Date the Company files either an amendment to the then effective registration statement or a new registration statement is declared effective.

Section 1.9.  ''Common Stock" shall mean the Company's common stock, par value $0.001   per share whether issued to the Investor directly or underlying warrants issued to the Investor.

Section 1.10. "Condition Satisfaction Date" shall have the meaning set forth in Section 7.2.

Section 1.11.  "Damages" shall   mean   any   loss,   claim, damage, liability, costs and expenses (including, without limitation, reasonable attorney's fees and disbursements and costs and expenses of expert witnesses and investigation).

Section 1.12.  "Effective   Date" shall  mean  the  date  on  which  the  SEC  first  declares  effective  a Registration Statement registering the resale of the Registrable Securities as set forth in Section 7.2(a).

Section 1.13.  ''Exchange Act" shall mean the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.

Section 1.14.   "Formula   Price" shall  mean  the  average  of  the  VWAPs  of  the   Company's  Common Stock during the five (5) business days immediately preceding the date on which a Commitment Fee Tranche is due to be issued.

Section 1.14.   "Material Adverse   Effect" shall mean any condition, circumstance, or situation that would prohibit or otherwise materially interfere with the ability of the Company to enter into and perfom1any of its obligations under this Agreement or the Registration Rights Agreement in any material respect.

Section 1.15.  Pricing Period. "Market Price" shall mean the lowest daily VWAP of the Common Stock during the Pricing Period.

Section 1.16.   "Maximum   Advance  Amount" The maximum  dollar amount of each Advance  will  be equal to the average daily trading volume in dollar amount during the ten (10) trading days preceding the Advance Date. No Advance will be made in an amount lower than the Minimum Advance Amount (defined below) or higher than One Hundred Thousand Dollars ($100,000).

Section 1.17.   "Minimum Advance Amount" shall be Five Thousand Dollars ($5,000) per Advance Notice.

Section 1.18.   "FINRA" shall mean the Financial Industry Regulatory Authority.

Section 1.19.   "Person" shall mean an individual, a corporation, a partnership, an association, a trust or other entity or organization, including a government or political subdivision or an agency or instrumentality thereof.

Section 1.20.   "Pricing Period" shall mean the five (5) consecutive Trading Days commencing on the day the Advance Notice is delivered to Purchaser subject to the terms and conditions provided herein.

Section 1.21.   "Principal Market" shall mean the Nasdaq  Global Select Market, the Nasdaq     Global Market, the Nasdaq Capital Market, the NYSE MKT LLC, the OTC Bulletin Board, the OTC  Markets  (as "OTCQB") or the New York Stock Exchange, or whichever is at the time the principal  trading exchange or  market for the Common Stock.

Section 1.22.    "Purchase Price" shall be set at eighty five percent (85%) of the Market Price during the Pricing Period. If the Company is not Deposit/Withdrawal at Custodian ("DWAC") eligible, an additional five percent (5%) will be added to the discount of the Market Price during the Pricing Period. If the Company falls under a DTC ''chill" order, an additional ten percent (I0%) will be added  to the discount  of  the Market Price during the Pricing Period

Section  1.23.   "Registrable   Securities"  shall  mean  the  shares  of  Common   Stock  to  be   issued hereunder and underlying any warrants   that may be issued by the Company to the Investor from time to time pursuant to this Agreement; (i) in respect of which the Registration  Statement has not been  declared  effective by the SEC, (ii) which have not been sold and are not eligible for sale under circumstances meeting all of the applicable conditions of Rule  144 (or any similar provision then  in force) under the Securities Act    ("Rule  144") or (iii) which have not been otherwise transferred to a holder who may trade such shares without restriction  under the Securities Act, and the Company has delivered a new certificate or other evidence of ownership for such securities not bearing a restrictive legend.

Section 1.24.  "Registration Rights  Agreement" shall mean the Registration  Rights Agreement  dated the date hereof, regarding the filing of the Registration Statement for the resale of the Registrable Securities, entered into between the Company and the Investor.

Section  1.25.  "Registration Statement" shall mean a registration statement  on Form S-1 (if    use  of such  form  is then  available to  the  Company  pursuant  to  the rules  of the  SEC and,  if not, on  such  other  form promulgated by the SEC for which the Company then qualifies and which  counsel  for the Company  shall  deem appropriate, and which one shall be available for the resale of the Registrable Securities to be registered thereunder in accordance with the provisions of this Agreement and the Registration Rights Agreement , and in accordance with the intended method of distribution of such securities), for the registration of the resale by the  Investor  of  the Registrable Securities under the Securities Act.

Section l .26.  "Regulation D" shall have the meaning set forth in the recitals of this Agreement.

Section 1.27. "SEC" shall mean the United States Securities and Exchange Commission.

Section  1.28.  "Securities Act" shall have the meaning set forth in the recitals of this Agreement.

Section  1.29.  ''SEC  Documents"  shall  mean  Annual  Reports  on  Form  10-K, Quarterly  Reports on Form 10-Q, Current  Reports  on  Fom1 8-K  and  Proxy  Statements  of  the  Company  as  supplemented  to  the  date hereof, filed by the Company  for a period  of at  least twelve (12) months immediately  preceding  the date  hereof or the Advance Date, as the case may be,  until  such time as the Company no  longer has an obligation  to maintain the effectiveness of a Registration  Statement as set forth in the Registration  Rights Agreement.
Section 1.30.   "Trading Day'' shall mean any day during which the Principal Market shall be open for business.

Section 1.31.   "VWAP" shall mean the volume weighted average price of the Company's Common Stock as quoted by Bloomberg, LP.

ARTICLE II.

Advances

Section 2.1.   Advances.

Subject to the terms and conditions of this Agreement (including,  without limitation, the provisions of Article VII hereof), the Company, at its sole and exclusive option, may issue and sell to the  Investor, and the Investor shall purchase from the Company, shares of the Company's Common Stock by the delivery, in the Company's sole discretion, of Advance Notices. The number of shares of Common Stock that the Investor shall purchase pursuant to each Advance shall be determined by dividing the amount of the Advance by the Purchase Price. No fractional shares shall be issued. Fractional shares shall be rounded to the next higher whole number of shares. The aggregate maximum amount of all Advances that the Investor shall be obligated to make under this Agreement shall not exceed the Commitment Amount.

Section 2.2.  Mechanics.

(a) Advance Notice. At any time during the Commitment Period, the Company may require the Investor to purchase shares of Common Stock by delivering an Advance Notice to the Investor, subject to the conditions set forth in Section 7.2; provided , however, the amount for each Advance as designated by the Company in the applicable Advance Notice shall not be Jess than the Minimum Advance Amount, nor more than the Maximum Advance Amount and the aggregate amount of the Advances pursuant to this Agreement shall not exceed the Commitment Amount. The Company acknowledges that the Investor may sell shares of the Company's Common Stock corresponding with a particular Advance Notice after the Advance Notice is received by the Investor. There shall be a minimum of ten (10) Trading Days between each Advance Notice Date.
(b) Date of Delivery of Advance Notice. An Advance Notice shall be deemed delivered on (i) the Trading Day it is received by facsimile or otherwise by the Investor if such notice is received prior to 5:00 pm Eastern Time, or (ii) the immediately succeeding Trading Day if it is received by facsimile or otherwise after 5:00 pm Eastern Time on a Trading Day or at any time on a day which is not a Trading Day. No Advance Notice may be deemed delivered on a day that is not a Trading Day.
Section 2.3. Closings. On each Advance Date (i) the Company shall deliver to the Investor such number of shares of the Common Stock registered in the name of the Investor as shall equal (x) the amount of the Advance specified in such Advance Notice pursuant to Section 2.1 herein, divided by (y) the Purchase Price and (ii) upon receipt of such shares, the Investor shall deliver to the Company the amount of the Advance specified in the Advance Notice by wire transfer of immediately available funds. Provided, however, that if the Company is not DWAC eligible, then the Investor shall be allowed to deliver the amount of any Advance specified in the Advance Notice within three (3) to five (5) business days after the Pricing Period. The parties understand that the Company's DWAC eligibility will not affect their ability to obtain Advances under this Agreement, but may extend the timing of an Advance Date. In addition, on or prior to the Advance Date, each of the Company and the Investor shall deliver to the other all documents, instruments and writings required to be delivered by either of them pursuant to this Agreement in order to implement and effect the transactions contemplated herein. [Note - commitment fee is paid in stock on a schedule

(a)      Company’s Obligations upon Closing.

On each Advance Date:

(i)           The Company shall deliver to the Investor the shares of Common Stock applicable to the Advance in accordance with Section 2.3. The certificates evidencing such shares shall be free of restrictive legends, provided such shares are registered pursuant to an effective registration statement.

(ii)            the Company's Registration Statement with respect to the resale of the  shares  of Common Stock delivered in connection with the Advance shall have been declared effective by the SEC;

(iii)             The Company shall have obtained all material pern1its and qualifications required by any applicable state for the offer and sale of the Registrable Securities, or shall have the availability of exemptions therefrom. The sale and issuance of the Registrable Securities shall be legally permitted by all laws and  regulations to which the Company is subject ;

(iv)             the Company shall have filed with the SEC in a timely manner all reports, notices and other documents required of a "reporting company" under the Exchange Act  and applicable  Commission regulations; and

(v) The Commitment fee as set forth in Section 12.4, to the extent due, shall have been paid.

(b)             Investor's Obligations upon Closing. Upon receipt of the shares referenced in Section 2.3(a)(i) above and provided the Company is in compliance with its obligations in Section 2.3, the Investor shall  deliver  to the Company the amount of the Advance specified in the Advance Notice by wire transfer of immediately available funds.

Section 2.5. Hardship.   In the event the Investor sells shares of the Company's Common  Stock   after receipt of an Advance Notice and the Company fails to perform its obligations as mandated in Section 2.3, and specifically the Company fails to deliver to the Investor on the Advance Date the shares of Common Stock corresponding to the applicable Advance pursuant to Section 2.3(a)(i), the Company acknowledges that the Investor shall suffer financial hardship and, provided that the Investor has perfom1ed its obligations pursuant to Section 2.3, and therefore the Company shall be liable for any and all losses, commissions, fees, or financial hardship caused to the Investor, provided , however that the amount of any such losses for which the Company shall be liable shall not in any event exceed the applicable Advance.

ARTICLE III.
Representations and Warranties of Investor

Investor hereby represents and warrants to, and agrees with, the Company that the following are true and correct as of the date hereof and as of each Advance Date:
Section 3.1. Organization and Authorization. The Investor is duly incorporated or organized and validly existing in the jurisdiction of its incorporation or organization and has all requisite power and authority to purchase and hold the securities issuable hereunder. The decision to invest and the execution and delivery of this Agreement by such Investor, the performance by such Investor of its obligations hereunder and the consummation by such Investor of the transactions contemplated hereby have been duly authorized and require no other proceedings on the part of the Investor. The undersigned has the right, power and authority to execute and deliver this Agreement and all other instruments (including, without limitations, the Registration Rights Agreement), on behalf of the Investor. This Agreement has been duly executed and delivered by the Investor and, assuming the execution and delivery hereof and acceptance thereof by the Company, will constitute the legal, valid and binding obligations of the Investor, enforceable against the Investor in accordance with its terms.
Section 3.2. Evaluation of Risks. The Investor has such knowledge and experience in financial, tax and business matters as to be capable of evaluating the merits and risks of, and bearing the economic risks entailed by, an investment in the Company and of protecting its interests in connection with this transaction. It recognizes that its investment in the Company involves a high degree of risk.
Section 3.3. No Legal Advice from the Company. The Investor acknowledges that it had the opportunity to review this Agreement and the transactions contemplated by this Agreement with his or its own legal counsel and investment and tax advisors. The Investor is relying solely on such counsel and advisors and not on any statements or representations of the Company or any of its representatives or agents for legal, tax or investment advice with respect to this investment, the transactions contemplated by this Agreement or the securities laws of any jurisdiction.
Section 3.4. Investment Purpose. The securities are being purchased by the Investor for its own account, and for investment purposes. The Investor agrees not to assign or in any way transfer the Investor's rights to the securities or any interest therein and acknowledges that the Company will not recognize any purported assignment or transfer except in accordance with applicable Federal and state securities laws. No other person has or will have a direct or indirect beneficial interest in the securities. The Investor agrees not to sell, hypothecate or otherwise transfer the Investor's securities unless the resale of the securities is registered under Federal and applicable state securities laws or unless, in the opinion of counsel satisfactory to the Company, an exemption from such laws is available.
Section 3.5. Accredited Investor. The Investor is and shall be on each Advance Date, an "Accredited Investor" as that term is defined in Rule 50l(a)(3) of Regulation D of the Securities Act. The Company may seek any written reasonable assurances from the Investor of the Investor's status as an "accredited investor'' on or prior to any Advance Date.
Section 3.6. Information. The Investor and its advisors (and its counsel), if any, have been furnished with all materials relating to the business, finances and operations of the Company and information it deemed Material to making an informed investment decision, the Investor and its advisors, if any, have been afforded the opportunity to ask questions of the Company and its management. Neither such inquiries nor any other due diligence investigations conducted by such Investor or its advisors, if any, or its representatives shall modify, amend or affect the Investor's right to rely on the Company's representations and warranties contained in this Agreement. The Investor understands that its investment involves a high degree of risk. The Investor has sought such accounting, legal and tax advice, as it has considered necessary to make an informed investment decision with respect to this transaction.

Section 3.7. Receipt of Documents. The Investor and its counsel have received and read in their entirety: (i) this Agreement and the Exhibits annexed hereto; (ii) all due diligence and other information necessary to verify the accuracy and completeness of such representations , warranties and covenants; (iii) the Company's most recent periodic filings filed with the SEC; and (iv) answers to all questions the Investor submitted to the Company regarding an investment in the Company; and the Investor has relied on the information contained therein and has not been furnished any other documents, literature, memorandum or prospectus.
Section 3.8. Registration Rights Agreement. The Investor has entered into the Registration Rights Agreement dated the date hereof.
Section 3.9. NIA
Section  3.l0.  Not an Affiliate.  The  Investor  is  not  an officer, director  or a person  that directly, or indirectly through one or more  intern1ediaries,  controls or  is  controlled  by, or is under  common  control with  the Company or any "Affiliate" of the Company (as that term is defined in Rule 405 of the Securities  Act).

Section 3.1 1.  Trading Activities.  The  Investor's  trading  activities  with  respect  to  the Company’s Common Stock shall be in compliance with all applicable federal and state securities laws, rules and regulations and the rules and regulations of the Principal Market on which the Company’s Common Stock is listed or traded. Neither the Investor nor its affiliates has an open short position in the Common Stock of the Company, the  Investor agrees that it shall not, and that it will cause its affiliates not to, engage in any short sales of or hedging  transactions with respect to the Common Stock..

Section  3.12 Reliance  on  Exemptions.   The  Investor   understands  that  the  Common  Stock is  being offered and sold lo it in reliance on specific exemptions from the registration requirements of United States federal and state securities laws and that the Company is relying in part upon the truth and accuracy of, and such Investor' compliance with,  the  representations ,  warranties, agreements,  acknowledgements and  understandings   of such Investor set forth here in order to determine the availability of such exemptions and the eligibility of such Investor to acquire the Common Stock.

Section 3.13     Broker. The Investor is not a broker or dealer.

Section 3.13 No Governmental Review. The Investor understands that no United States, federal or state agency or any other government or governmental agency has passed on or made any recommendation or endorsement of the Common Stock issuable pursuant to this Agreement or the fairness or suitability of the investment in the Common Stock nor have such authorities passed upon or endorsed the merits of the offering of the Common Stock.

ARTICLE IV.
Representations and Warranties of  the Company

Except as stated below, on the disclosure schedules attached hereto or in the SEC Documents (as defined herein), the Company hereby represents and warrants to, and covenants with, the Investor that the following are true and correct as of the date hereof:
Section 4.1. Organization and Qualification. The Company is duly incorporated or organized and validly existing in the jurisdiction of its incorporation or organization and has all requisite corporate power to own its properties and to carry on its business as now being conducted. Each of the Company and its subsidiaries (if any) is duly qualified as a foreign corporation to do business and is in good standing in every jurisdiction in which the nature of the business conducted by it makes such qualification necessary, except to the extent that the failure to be so qualified or be in good standing would not have a Material Adverse Effect on the Company and its subsidiaries taken as a whole.
Section 4.2. Authorization, Enforcement. Compliance with Other Instruments. (i) The Company has the requisite corporate power and authority to enter into and perform this Agreement, the Registration Rights Agreement, and any related agreements, in accordance with the terms hereof and thereof, (ii) the execution and delivery of this Agreement, the Registration Rights Agreement and any related agreements by the Company and the consummation by it of the transactions contemplated hereby and thereby, have been duly authorized by the Company's Board of Directors and no further consent or authorization is required by the Company, its Board of Directors or its stockholders, (iii) this Agreement, the Registration Rights Agreement and any related agreements have been duly executed and delivered by the Company, (iv) this Agreement, the Registration Rights Agreement and assuming the execution and delivery thereof and acceptance by the Investor and any related agreements constitute the valid and binding obligations of the Company enforceable against the Company in accordance with their terms, except as such enforceability may be limited by general principles of equity or applicable bankruptcy, insolvency, reorganization , moratorium, liquidation or similar laws relating to, or affecting generally, the enforcement of creditors' rights and remedies .
Section 4.3. Capitalization. The authorized capital stock of the Company consists of _______200,000,000________shares of common stock and _________0_____________ shares of Preferred Stock (with various series), $0.0001 par value per share ("Preferred Stock"), of which _____24,075,113_______________shares of Common Stock and O shares of Preferred Stock are issued and outstanding. All of such outstanding shares have been validly issued and are fully paid and non-assessable . No shares of Common Stock are subject to preemptive rights or any other similar rights or any liens or encumbrances suffered or permitted by the Company. As of the date hereof, except for the financing transactions and acquisitions previously disclosed to the Investor and as set forth in Schedule 4.3; (i) there are no outstanding options, warrants, scrip, rights to subscribe to, calls or commitments of any character whatsoever relating to, or securities or rights convertible into, any shares of capital stock of the Company or any of its subsidiaries, or contracts, commitments, understandings or arrangements by which the Company or any of its subsidiaries is or may become bound to issue additional shares of capital stock of the Company or any of its subsidiaries or options, warrants, scrip, rights to subscribe to, calls or commitments of any character whatsoever relating to, or securities or rights convertible into, any shares of capital stock of the Company or any of its subsidiaries, (ii) there are no outstanding debt securities (iii) there are no outstanding registration statements other than on Form S-8 and (iv) there are no agreements or arrangements under which the Company or any of its subsidiaries is obligated to register the sale of any of their securities under the Securities Act (except pursuant to the Registration Rights Agreement). There are no securities or instruments containing anti-dilution or similar provisions that will be triggered by this Agreement or any related agreement or the consummation of the transactions described herein or therein. The Company has furnished to the Investor true and correct copies of the Company's Certificate of Incorporation, as amended and as in effect on the date hereof (the "Certificate of Incorporation"), and the Company's By-laws, as in effect on the date hereof (the "By-Jaws"), and the terms of all securities convertible into or exercisable for Common Stock and the material rights of the holders thereof in respect thereto.
Section 4.4. No Conflict. Subject to the Company's Certificate of Incorporation, the execution, delivery and performance of this Agreement by the Company and the consummation by the Company of the transactions contemplated hereby will not (i) result in a violation of the Certificate of Incorporation, any certificate of designations of any outstanding series of preferred stock of the Company or By-Jaws or (ii) conflict with or constitute a default (or an event which with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation of any agreement, indenture or instrument to which the Company or any of its subsidiaries is a party, or result in a violation of any law, rule, regulation, order, judgment or decree (including federal and state securities laws and regulations and the rules and regulations of the Principal Market on which the Common Stock is quoted) applicable to the Company or any of its subsidiaries or by which any material property or asset of the Company or any of its subsidiaries is bound or affected and which would cause a Material Adverse Effect or a material adverse effect on the Company's business or financial condition. Neither the Company nor its subsidiaries is in violation of any tem1 of or in default under its Articles of Incorporation or By-laws or their organizational charter or by-laws, respectively, or any material contract, agreement, mortgage, indebtedness, indenture, instrument, judgment , decree or order or any statute, rule or regulation applicable to the Company or its subsidiaries that would cause a Material Adverse Effect or a material adverse effect on the Company's business or financial condition. The business of the Company and its subsidiaries is not being conducted in violation of any material law, ordinance, and regulation of any governmental entity. Except as specifically contemplated by this Agreement and as required under the Securities Act and any applicable state securities laws, the Company is not required to obtain any consent, authorization or order of, or make any filing or registration with, any court or governmental agency in order for it to execute, deliver or perform any of its obligations under or contemplated by this Agreement or the Registration Rights Agreement in accordance with the tem1s hereof or thereof. All consents, authorizations, orders, filings and registrations which the Company is required to obtain pursuant to the preceding sentence have been obtained or effected on or prior to the date hereof

Section 4.5. SEC Documents: Financial Statements. As of their respective dates, the financial statements of the Company disclosed on the Company's website and disclosed to the Investor (the ''Financial Statements") complied as to form in all material respects with applicable accounting requirements and the published miles and regulations with respect thereto. Such Financial Statements have been prepared in accordance with generally accepted accounting principles, consistently applied, during the periods involved (except (i) as may be otherwise indicated in such financial statements or the notes thereto, or (ii) in the case of unaudited interim statements, to the extent they may exclude footnotes or may be condensed or summary statements) and, fairly present in all material respects the financial position of the Company as of the dates thereof and the results of its operations and cash flows for the periods then ended (subject, in the case of unaudited statements, to normal year end audit adjustments). No other information provided by or on behalf of the Company to the Investor, taken as a whole, contains any untrue statement of a material fact or omits to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.
Section 4.6. 1Ob-5. None of the documents provided to the Investor include any untrue statements of material fact, nor do they omit to state any material fact required to be stated therein necessary to make the statements made, taken as a whole, in light of the circumstances under which they were made, not misleading.
Section 4.7. No Default. The Company is not in default in the perfom1ance or observance of any material obligation, agreement, covenant or condition contained in any indenture, mortgage, deed of trust or other material instrument or agreement to which it is a party or by which it is or its property is bound (which has not been waived) and neither the execution, nor the delivery by the Company, nor the performance by the Company of its obligations under this Agreement or any of the exhibits or attachments hereto will conflict with or result in the breach or violation (which has not been waived) of any of the terms or provisions of, or constitute a default or result in the creation or imposition of any lien or charge on any assets or properties of the Company under its Certificate of Incorporation, By-Laws, any material indenture, mortgage, deed of trust or other material agreement applicable to the Company or instrument to which the Company is a party or by which it is bound, or any statute, or any decree, judgment , order, rules or regulation of any court or governmental agency or body having jurisdiction over the Company or its properties, in each case which default, lien or charge is likely to cause a Material Adverse Effect or a material adverse effect on the Company's business or financial condition.

Section 4.8. Absence of Events of Default. No Event of Default, as defined in the respective agreement to which the Company is a party, and no event which , with the giving of notice or the passage of time or both, would become an Event of Default (as so defined), bas occurred and is continuing, which would have a Material Adverse Effect or a material adverse effect on the Company's business, properties, prospects, financial condition or results of operations.
Section 4.9. Intellectual Property Rights. The Company and its subsidiaries own or possess adequate rights or licenses to use all material trademarks, trade names, service marks, service mark registrations, service names, patents, patent rights, copyrights, inventions, licenses, approvals, governmental authorizations, trade secrets and rights necessary to conduct their respective businesses as now conducted. The Company and its subsidiaries do not have any knowledge of any infringement by the Company or its subsidiaries of trademark, trade name rights, patents, patent rights, copyrights, inventions, licenses, service names, service marks, service mark registrations, trade secret or other similar rights of others, and, to the knowledge of the Company, there is no claim, action or proceeding being made or brought against, or to the Company's knowledge, being threatened against, the Company or its subsidiaries regarding trademark, trade name, patents, patent rights, invention, copyright, license, service names, service marks, service mark registrations, trade secret or other infringement ; and the Company and its subsidiaries are unaware of any facts or circumstances which might give rise to any of the foregoing.

Section 4.10. Employee Relations. Neither the Company nor any of its subsidiaries is involved in any labor dispute nor, to the knowledge of the Company or any of its subsidiaries, is any such dispute threatened. None of the Company's or its subsidiaries' employees is a member of a union and the Company and its subsidiaries believe that their relations with their employees are good.
Section 4.1 1. Environmental Laws. To the Company's knowledge, the Company and its subsidiaries are (i) in compliance with any and all applicable material foreign, federal, state and local laws and regulations relating to the protection of human health and safety, the environment or hazardous or toxic substances or wastes, pollutants or contaminants ("Environmental Laws"), (ii) have received all permits, licenses or other approvals required of them under applicable Environmental Laws to conduct their respective businesses and (iii) are in compliance with all tem1s and conditions of any such permit , license or approval.
Section 4.12. Title. The Company has good and marketable title to its properties or interests in properties and material assets owned by it, free and clear of any pledge, lien, security interest, encumbrance, claim or equitable interest other than such as are not material to the business of the Company. Any real property and facilities held under lease by the Company and its subsidiaries are held by them under valid, subsisting and enforceable leases with such exceptions as are not material and do not interfere with the use made and proposed to be made of such property and buildings by the Company and its subsidiaries.
Section 4.13. Insurance. The Company and each of its subsidiaries are insured by insurers of recognized financial responsibility against such losses and risks and in such amounts as management of the Company believes to be prudent and customary in the businesses in which the Company and its subsidiaries are engaged. Neither the Company nor any such subsidiary has been refused any insurance coverage sought or applied for and neither the Company nor any such subsidiary has any reason to believe that it will not be able to renew its existing insurance coverage as and when such coverage expires or to obtain similar coverage from similar insurers as may be necessary to continue its business at a cost that would not materially and adversely affect the condition, financial or otherwise, or the earnings, business or operations of the Company and its subsidiaries, taken as a whole.

Section 4.14.   Regulatory Permits. The Company and its subsidiaries possess all material   certificates, authorizations and permits issued by the appropriate federal, state or foreign regulatory authorities necessary to conduct their respective businesses as currently conducted, and neither the Company nor any such subsidiary has received any notice of proceedings relating to the revocation or modification of any such certificate, authorization or pem1it.

Section 4.15.  No Material Adverse Breaches, etc. Neither the Company nor any of its  subsidiaries is subject to any charter, corporate or other legal restriction, or any judgment, decree, order, rule or regulation which  in the judgment  of the Company’s officers  has or is expected  in the future to have  a Material  Adverse  Effect   or  a material adverse effect on the business, properties, operations, financial condition, results of operations or prospects of the Company or its subsidiaries.[already covered].

Section 4.16. Absence of Litigation.  Except  as disclosed  in Schedule 4.16,  there is no action, suit, proceeding , inquiry or investigation before or  by  any  court,  public  board , government  agency, self-regulatory organization or body pending against or, to the Company's knowledge, affecting the Company, the Common Stock or any of the Company's subsidiaries, wherein an unfavorable decision, ruling or finding would (i) have a Material Adverse Effect on the transactions contemplated hereby (ii) adversely affect the validity or enforceability of, or the authority  or  ability  of  the  Company  to  perform  its  obligations  under,  this Agreement  or  any  of  the documents Contemplated herein, or (iii) have a material adverse effect on the business, operations, properties, financial condition or results of operation of the Company and its subsidiaries taken as a whole.

Section 4.17.  Subsidiaries. The Company does not  presently  own  or control, directly  or  indirectly, any interest in any other corporation, partnership, association or other business entity other than what is reported in the Company's SEC filings.

Section  4.18.Tax   Status.  Except  as  disclosed  in  Schedule  4.18,  the  Company  and  each  of  its subsidiaries has made or filed all federal and state income and all other tax returns, reports and declarations required by any jurisdiction to which it is subject and  (unless and  only to  the extent  that  the Company  and  each of its subsidiaries has set aside on its books provisions reasonably adequate for the payment of all unpaid  and unreported taxes) has paid all taxes and other governmental assessments and charges that are material in  amount, shown or determined to be due on such returns, reports and declarations, except those being contested in good faith and has set aside on its books provision reasonably adequate for the payment of all taxes for periods subsequent to the periods to which such returns, reports or declarations apply. There are no unpaid taxes in any material amount claimed to be due by the taxing authority of any jurisdiction, and the officers of the Company know of no basis for any such claim.

Section 4.19. Certain   Transactions.  Except  as  disclosed  in  Schedule  4.19,  the  Company   is  not presently a parity to  any  transaction  (other  than  for services as employees,  officers  and directors), including  any contract,  agreement  or other arrangement  providing  for the furnishing  of services to or by, providing  for  rental  of real  or personal  property  to  or from, or otherwise  requiring  payments  to  or  from any     officer, director or such employee or, to the knowledge of the Company, any corporation, partnership , trust or other entity in which  any officer, director, or any such employee has a substantial interest or is an officer, director, trustee or partner.

Section 4.20.  Fees and Rights of First Refusal.   The Company is not obligated to offer the   securities offered hereunder on a right of first refusal basis or otherwise to any third parties including, but not limited  to, current or former shareholders of the Company, underwriters, brokers, agents or other third  parties.

Section 4.21.                          Use of Proceeds.  The  Company  shall  use  the  net  proceeds  from  this  offering  for general corporate purposes, including, without limitation, the payment of loans incurred by the Company. However, in no event shall the Company use the net proceeds from this offering for the payment (or loan to any such person for the payment) of any judgment , or other liability, incurred by any executive officer, officer, director or employee of the Company in his or her individual capacity.

Section 4.22.                         Further Representation and Warranties of the Company. For so long as   any  securities issuable hereunder held by the Investor remain outstanding , the Company acknowledges, represents, warrants and agrees that it will use its best efforts to maintain the listing of its Common Stock on the Principal Market.

Section 4.23.                         Opinion of Counsel. The Company  will  obtain, subject  to applicable  securities  laws, for the Investor, at the Company's expense, any and all opinions of counsel which  may  be  reasonably  required  in order to sell the securities issuable hereunder without restriction.

Section 4.24.                         Dilution.   The  Company  is aware  and  acknowledges  that  issuance  of  shares of the Company's Common Stock could cause dilution to existing shareholders and could significantly increase the outstanding number of shares of Common Stock.
ARTICLE V.

Indemnification

  The Investor and the Company represent to the other the following with respect to itself: Section

5.1.Indemnification.

(a)           In consideration of the Investor's execution and delivery of this Agreement, and  in addition to  all of the Company's other obligations under this Agreement, the Company shall defend, protect, indemnify and hold harmless the Investor, and all of its officers, directors, partners, employees and agents (including, without limitation, those retained in connection with the transactions contemplated by this Agreement) (collectively, the "Investor Indemnitees") from and against any and all actions, causes of action, suits, claims, losses, costs, penalties, fees, liabilities and damages, and expenses in connection therewith (irrespective of whether any such Investor Indemnitee is a party to the action for which indemnification hereunder is sought), and including reasonable attorneys' fees and disbursements (the "Indemnified Liabilities"), incurred by the Investor Indemnitees or any of them as a result of, or arising out of, or relating to (a) any material misrepresentation or breach of any representation or warranty made by the Company in this Agreement or the Registration Rights Agreement or any other certificate, instrument  or document contemplated hereby or thereby, (b) any material breach of any covenant, agreement or obligation of the Company contained in this Agreement or the Registration Rights Agreement or any other certificate, instrument or document contemplated hereby or thereby, (c) any cause of action, suit or claim brought or made against such Investor Indemnitee not arising out of any action or inaction of an Investor Indemnitee, and  arising  out  of or resulting from the execution, delivery, performance or enforcement of this Agreement or any other instrument, document or agreement executed pursuant hereto by any of the Investor Indemnitees, or (d) any failure (whether purposeful or not) on the part of the transfer agent to effectuate the transfer of shares or any of the transactions contemplated hereunder. To the extent that the foregoing undertaking by the Company may be unenforceable for any reason, the Company shall make the maximum contribution to the payment and satisfaction of each of the Indemnified Liabilities, which is permissible under applicable law.

(b)             In consideration of the Company's execution and delivery of this Agreement , and in addition to all of the Investor's other obligations under this Agreement , the Investor shall defend, protect, indemnify and hold harmless the Company and all of its officers, directors, shareholders, employees and agents (including, without limitation, those retained in connection with the transactions contemplated by this Agreement) (collectively, the "Company Indemnitees") from and against any and all Indemnified Liabilities incurred  by the  Company Indemnitees or any of them as a result of, or arising out of, or relating to (a) any  material  misrepresentation  or breach of any representation or warranty made by the Investor in this Agreement ,  the Registration Rights Agreement , or any instrument or document contemplated hereby or thereby executed by the Investor,  (b) any material breach of any covenant, agreement or obligation of the Investor(s) contained in this Agreement , the Registration Rights Agreement or any other certificate, instrument or document contemplated hereby or thereby executed by the Investor, or (c) any cause of action, suit or claim brought or made  against  such  Company Indemnitee based on misrepresentations or due to a breach by the Investor and arising out of or resulting from the execution, delivery, performance or enforcement of this Agreement or any other instrument, document or agreement executed pursuant hereto by any of the Company Indemnitees. To the extent that the foregoing undertaking by the Investor may be unenforceable for any reason, the Investor shall make the maximum contribution to the payment and satisfaction of each of the Indemnified Liabilities, which is permissible under applicable law.
(c)             The obligations of the parties to indemnify or make contribution under this Section 5.1 shall survive termination.

ARTICLE VI.

Covenants of the Company

Section 6.1. Reserved.

Section 6.2. Listing of Common Stock.   The   Company   shall   maintain    the   Common    Stock's authorization for quotation on the Over-the-Counter Bulletin Board or OT Markets "OTCQB", during the Commitment Period.

Section 6.3.   Exchange Act Registration.  During  the term of the Commitment  Period, the Company will  cause  its Common  Stock to continue to be registered  under Section  12(g) of the Exchange   Act, will file in  a timely manner all reports and other documents required of it as a reporting company under the Exchange Act and will not take any action or file any document (whether or not permitted by Exchange Act or the rules thereunder)    to Terminate or suspend such registration or to tem1inate or suspend its reporting and filing obligations under said Exchange Act.

Section  6.4.  Transfer   Agent   Instructions.  Upon  effectiveness  of  the  Registration   Statement  the Company  shall  deliver  instructions  to  its transfer agent  to  issue  shares of Common  Stock to  the Investor  free  of restrictive legends on or before each Advance Date.

Section 6.5.   Corporate Existence. During the Commitment Period, the Company will take   all steps necessary to preserve and continue the corporate existence of the Company.

Section  6.6.   Notice of Certain Events Affecting Registration; Suspension of Right to Make an Advance. The Company will  immediately  notify the Investor upon its becoming aware of the  occurrence of any of the following events in respect of a registration statement or related prospectus relating to an offering of Registrable Securities:  (i)  receipt   of  any  request   for  additional   information  by  the  SEC  or  any    other  Federal or state governmental authority during the period of effectiveness of the Registration Statement for  amendments or supplements to the registration statement or related prospectus; (ii) the issuance by the SEC or any other Federal or state governmental authority of any stop order suspending the effectiveness of the Registration  Statement or the initiation of any proceedings for that purpose; (iii) receipt of any notification with respect to the suspension of the qualification or exemption from qualification of any of the Registrable Securities for sale in any jurisdiction  or the initiation  or  threatening  of  any  proceeding  for  such  purpose;  (iv)  the  happening  of any  event that makes any statement made in the Registration Statement or related prospectus of any document  incorporated or deemed to be incorporated therein by reference untrue in any material respect or that requires the  making of any changes in the Registration Statement, related prospectus or documents so that, in the case of the Registration  Statement, it will not contain  any untrue  statement  of a  material  fact or omit  to  state any material  fact required to be stated  therein  or necessary to  make the statements therein  not  misleading,  and that in the case of the related prospectus, it will not contain any untrue statement  of a  material  fact or omit  to  state any material  fact required to be stated therein or necessary to make the statements therein,  in  the  light  of  the circumstances  under which they were  made,  not misleading;  and (v)  the  Company's reasonable  determination  that a post-effective  amendment  to  the  Registration Statement   would   be  appropriate;  and  the  Company will   promptly make available to the Investor any such supplement or amendment to  the  related  prospectus. The Company shall not deliver to the Investor any Advance Notice during the continuation of any of the foregoing events. The Investor understands  and  acknowledges  that receipt of any of the infom1ation requested herein may, at the time provided to the Investor, constitute material , non-public inside information, and the Investor agrees to conduct itself accordingly based on applicable law,

Section 6.7. Restriction on Sale of Capital Stock. Following the effectiveness of the Registration Statement, the Company shall not, without the prior written consent of the Investor, (i) issue or sell any Common Stock or Preferred Stock without consideration or for a consideration per share Jess than the Bid Price of the Common Stock determined immediately prior to its issuance, or (ii) issue or sell any Preferred Stock warrant, option, right, contract, call, or other security or instrument granting the holder thereof the right to acquire Common Stock without consideration or for a consideration per share Jess than the Bid Price of the Common Stock detem1ined inm1ediately prior to its issuance. Notwithstanding the foregoing this section shall not apply in respect of an Exempt Issuance or an underwritten public offering of Common Stock. For purposes of this Agreement "Exempt Issuance'' means the issuance of (a) shares of Common Stock or options to employees, officers, directors or consultants of the Company pursuant to any stock or option plan duly adopted for such purpose, by a majority of the non-employee members of the Board of Directors or a majority of the members of a committee of non-employee directors established for such purpose, (b) securities upon the exercise or exchange of or conversion of any Securities issued hereunder and/or other securities exercisable or exchangeable for or convertible into shares of Common Stock issued and outstanding on the date of this Agreement, provided that such securities have not been amended since the date of this Agreement to increase the number of such securities or to decrease the exercise, exchange or conversion price of such securities, (c) any financing that the Company has in place prior to the date of this Agreement, (d) a private placement(s) of the Company's stock in an amount up to $2,000,000 and (e) securities issued pursuant to acquisitions or strategic transaction s approved by a majority of the disinterested directors of the Company, provided that any such issuance shall only be to a Person which is, itself or through its subsidiaries, a company in a business synergistic with the business of the Company and in which the Company receives benefits in addition to the investment of funds, but shall not include a transaction in which the Company is issuing securities primarily for the purpose of raising capital or to an entity whose primary business is investing in securities. In no event may the Investor unreasonably withhold approval of additional financing to the Company from third parties except as such financing is an equity line of credit financing. In the event the Company elects to obtain additional financing during the term of this Agreement, the Company shall immediately provide the Investor written notice of such intent (the "Financing Notice"). The Financing Notice shall contain all of the terms, and parties related to the financing. In the event that the Company provides the Investor the Financing Notice then the Investor shall have five business days to respond to such Financing Notice. Should five business days pass without the Investor providing a response to the Company, then the Investor shall be deemed to have approved and consented toof the additional financing contained in the notice provided by the Company.

Section 6.8.   Consolidation:  Merger.  During the Commitment  Period, the Company shall not, at any time  after the date  hereof, effect any  merger  or consolidation  of the  Company  with  or into, or a  transfer  of all or substantially all the assets of the Company to another entity (a "Consolidation  Event") unless the resulting successor or acquiring entity (if not the Company) assumes by written  instrument the obligation to deliver to the Investor such shares of stock and/or securities as the Investor is entitled to receive pursuant to this Agreement.

Section 6.9. Issuance of the Company's Common   Stock. The sale of the shares of   Common Stock under this Agreement shall be made in accordance with the provisions and requirements of Regulation   D and any applicable state securities law.

Section 6.10.  Review of Public Disclosures. All SEC filings (including, without limitation. all  filings required under the Exchange Act, which include Forms 10-Q and 10-QSB, 10-K and 10K-SB, 8-K, etc.) and other public disclosures made by the Company, including, without limitation, all press releases, investor relations materials, and scripts of analysts meetings and calls, shall be reviewed and approved for release by the Company's attorneys and, if containing financial information, the Company's independent certified public  accountants.

Section 6.11. Market Activities.  The Company will not, directly or indirectly, (i) take any action designed to cause or result in, or that constitutes or might reasonably be expected to constitute, the stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Common Stock or (ii) sell, bid for or purchase the Common Stock, or pay anyone any compensation for soliciting purchases of the Common Stock

ARTICLE VII.
Conditions Precedent

Section 7. I.   Conditions Precedent to the Obligations of the Company. The obligation hereunder of the Company to issue and sell the shares of Common Stock to the Investor incident to each Closing is subject to the satisfaction, or waiver by the Company, at or before each such Closing, of each of the conditions set forth below.

(a)    Accuracy of the Investor's Representations and Warranties. The representations and warranties of the Investor shall be true and correct in all material respects.

(b)    Performance by the Investor.  The Investor  shall have  performed,  satisfied and complied   in  all respects with all covenants, agreements  and  conditions  required  by  this Agreement  and  the Registration  Rights Agreement to be perfom1ed, satisfied or complied with by the Investor at or prior to such Closing.

Section 7.2.  Conditions Precedent to the Right of the Company to Deliver an Advance Notice.  The right of the Company to deliver an Advance Notice is subject to the fulfillment by the Company, on such  Advance Notice (a "Condition Satisfaction Date"), of each of the following conditions:

(a) Registration of the Common Stock with the SEC. The Company shall have filed with the SEC a Registration Statement with respect to the resale of the Registrable Securities in accordance with the terms of the Registration Rights Agreement. As set forth in the Registration Rights Agreement, the Registration Statement shall have previously become effective and shall remain effective on each Condition Satisfaction Date and (i) the Company shall be listed on an exchange or its Common Stock shall be traded over the counter on the OTCBB or OTC Markets ''OTCQB"; (ii) neither the Company nor the Investor shall have received notice that the SEC has issued or intends to issue a stop order with respect to the Registration Statement or that the SEC otherwise has suspended or withdrawn the effectiveness of the Registration Statement, either temporarily or permanently, or intends or has threatened to do so (unless the SEC's concerns have been addressed and the Investor is reasonably satisfied that the SEC no longer is considering or intends to take such action), and (iii) no other suspension of the use or withdrawal of the effectiveness of the Registration Statement or related prospectus shall exist. The Registration Statement must have been declared effective by the SEC prior to the first Advance Notice Date.

(b)    Authority. The Company shall have obtained all permits and qualifications required by any applicable state in accordance with the Registration Rights Agreement for the offer and sale of the shares of Common Stock, or shall have the availability of exemptions there from. The sale and issuance of the shares of Common Stock shall be legally permitted by all laws and regulations to which the Company is subject.

(c)   Fundamental Changes. There shall not exist any fundamental changes to the information   set forth in  the  Registration   Statement  which   would   require   the  Company  to  file  a  post-effective  amendment  to the Registration Statement.

(d)  Performance by the Company. The Company shall have performed, satisfied and complied   in all material respects with all covenants, agreements and  conditions  required  by this Agreement  and  the  Registration Rights  Agreement  to  be  perforn1ed, satisfied  or complied  with  by  the  Company  at or  prior  to  each Condition Satisfaction Date.

(e) No Injunction. No statute, rule, regulation, executive order, decree, ruling or injunction shall have been enacted, entered, promulgated or endorsed by any court or governmental authority of competent jurisdiction that prohibits or directly and adversely affects any of the transactions contemplated by this Agreement, and no proceeding shall have been commenced that may have the effect of prohibiting or adversely affecting any of the transactions contemplated by this Agreement.

(f)  No Suspension of Trading in or Delisting of Common Stock. The trading of the Common Stock is not suspended by the SEC or the Principal Market (if the Common Stock is traded on a Principal Market). The issuance of shares of Common Stock with respect to the applicable Closing, if any, shall not violate the shareholder approval requirements of the Principal Market (if the Common Stock is traded on a Principal Market).  The Company shall not have received any notice threatening the continued listing of the Common Stock on the Principal Market (if the Common Stock is traded on a Principal Market).

(g) Maximum Advance Amount. The amount of an Advance requested by the Company shall not exceed the Maximum Advance Amount. In addition, in no event shall the number of shares issuable to the Investor pursuant to an Advance cause the aggregate number of shares of Common Stock beneficially owned by the Investor and its affiliates to exceed nine and 9/10 percent (9.9%) of the then outstanding Common Stock of the  Company. For the purposes of this section beneficial ownership shall be calculated in accordance with Section 13(d) of the Exchange Act.

(h)   No Knowledge. The Company has no knowledge of any event which would be more likely than not to have the effect of causing such Registration Statement to be suspended or otherwise ineffective.

(i)           Executed Advance Notice. The Investor shall have received the Advance Notice executed by an ot1icer of the Company and the representations contained in such Advance Notice shall be true and correct as of each Condition Satisfaction Date.

ARTICLE VIII.

Due Diligence Review; Non-Disclosure  of Non-Public  Information

Section 8.1.  Non-Disclosure of Non-Public Information.

(a)             Except as may be required by the Investor herein, the Company covenants and agrees that it shall refrain from disclosing, and shall cause its officers, directors, employees and agents to refrain from disclosing, any material non-public infom1ation to the Investor without also disseminating such information to the public, unless prior to disclosure of such information the Company identifies such information as being material non-public information and provides the Investor with the opportunity to accept or refuse to accept such material non-public information for review.

(b)             Except as provided herein, nothing herein shall require the Company to disclose material non- public information to the Investor or its advisors or representatives , and the Company represents that it does not disseminate material non-public information to any investors who purchase stock in the Company in  a public offering, to money managers or to securities analysts, provided, however,  that  notwithstanding  anything herein to the contrary, the Company will, as hereinabove provided, immediately notify the advisors and representatives of the Investor and, if any, underwriters, of any event or the existence of any circumstance (without any obligation to disclose the specific event or circumstance) of which it becomes aware, constituting material non-public information (whether or not requested of the Company specifically or generally during the course of due diligence by such persons or entities), which, if not disclosed in the prospectus included in the Registration  Statement would cause such prospectus to include a material misstatement or to omit a material fact required to be stated therein in order to make the statements, therein, in light of the circumstances in which they were made, not misleading. Nothing contained in this Section 8.2 shall be construed to mean that such persons or entities other than the Investor (without the written consent of the Investor prior to disclosure of such information) may not obtain non-public information in the course of conducting due diligence in accordance with the terms of this Agreement and nothing herein shall prevent any such persons or entities from notifying the Company of their opinion that based on such due diligence by such persons or entities, that the Registration Statement contains an untrue statement of material fact or omits a material fact required to be stated in the Registration Statement or necessary to make the statements contained therein, in light of the circumstances in which they were made, not misleading.

ARTICLE IX.

Choice of Law/Jurisdiction

Section 9.I. Governing Law. This Agreement shall be governed by and interpreted in accordance with the laws of the State of California without regard to the principles of conflict of laws. The parties further agree that any action between them shall be heard in the State of California, and expressly consent to the jurisdiction and venue of the courts sitting in California and the United States District Court of California for the adjudication of any civil action asserted pursuant to this paragraph.

ARTICLE X.

Assignment; Termination

Section  10.1.   Assignment.  Neither  this  Agreement  nor  any rights  of the Company  hereunder  may  be assigned  to any  other Person.

Section 10.2.   Termination.

(a)    The obligations of the Investor to make Advances under Article II hereof shall terminate thirty six (36) months after the Effective Date or forty eight (48) months after the Effective Date if thirty six (36) months after the Effective Date the Company filed either an amendment to the then effective registration statement or a new registration statement was declared effective. The Company's obligations under this Agreement shall terminate on the date that the Investor is no longer obligated to make Advances.

(b)   The obligation of the Investor to make an Advance to the Company pursuant to this Agreement shall terminate pem1anently (including with respect to an Advance Date that has not yet occurred) in the event that (i) there shall occur any stop order or suspension of the effectiveness of the Registration Statement for an  aggregate of ninety (80) Trading Days, other than due to the acts of the Investor, during the Commitment Period, or (ii) the Company shall at any time fail materially to comply with the requirements of Article VI and such failure  is  not cured within thirty (30) days after receipt of written notice from the Investor, provided, however,  that  this termination provision shall not apply to any period commencing upon the filing of a post-effective  amendment to such Registration Statement and ending upon the date on which such post-effective amendment is declared effective by the SEC.

(c)     Investor.  The Company shall have the right to terminate this Agreement upon 30 days written notice to the

ARTICLE XI.

Notices

Section  11.1.   Notices.   Any   notices,   consents,  waivers,   or  other   communications   required  or permitted to be given under the tem1s of this Agreement must be in writing and will be deemed to have  been delivered (i) upon receipt, when delivered personally; (ii) upon receipt, when sent by facsimile, provided a copy is mailed by U.S. certified mail, return receipt requested; (iii) three (3) days after being sent by U.S. certified mail, return receipt requested, or (iv) one (l) day after deposit with a nationally recognized overnight delivery service, in each case properly addressed to the party to receive the same. The addresses and facsimile numbers for such communications shall be:

If to the Company, to:              Las Vegas Railway Express, Inc.
Attn: Michael Barron
    Address: 6650 Via Austi Parkway Suite 140
Las Vegas NV 89119
Phone: (702) 583-6698
Facsimile: (702) 297-83 I O
 Email:

If to the Investor (s):               Iconic Holdings, LLC
Robert Papiri
7200 Wisconsin Ave. #206
Bethesda, MD 20814
   Telephone: 619-615-4255
    Facsimile: 6I9-566-2011

Each party shall provide five (5) days' prior notice to the other party of any change in address or facsimile number.

ARTICLE XII.

Miscellaneous

Section 12.1.  Counterparts. This Agreement may be executed in two or more identical counterparts, all of which shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to the other party. In the event any signature page is delivered by facsimile transmission , the party using such means of delivery shall cause four (4) additional original executed signature pages to be physically delivered to the other party within  five (5) days of the execution and delivery hereof, though  failure to deliver such copies shall not affect the validity of this  Agreement.

Section 12.2.  Entire Agreement; Amendments. This Agreement supersedes all other prior oral  or written agreements between the  Investor, the Company, their affiliates and persons  acting on their  behalf  with respect to the matters discussed herein, and this Agreement , the Registration Rights Agreement and the  instruments referenced herein and therein contain the entire understanding of the parties with respect to the  matters covered herein and therein and, except as specifically set forth herein or therein, neither the Company nor the Investor makes any representation , warranty, covenant or undertaking with respect to such matters. No provision of this Agreement may be  waived  or amended  other than  by  an  instrument  in  writing  signed by  the party  to be charged  with enforcement.

Section  12.3.  Reporting   Entity   for the   Common   Stock.  The  reporting  entity  relied  upon for  the determination of the trading  price  or trading  volume  of the  Common  Stock  on  any given  Trading  Day  for  the purposes of this Agreement shall be Bloomberg, LP., Or any successor thereto. The written mutual consent of the Investor and the Company shall be required to employ any other reporting entity.

Section 12.4.    Commitment Fee.  The Company shall be required to issue to the Purchaser   restricted Common Stock equal to two and one half percent (2.5%) of the total Commitment Amount as a commitment fee (the "Commitment Fee"). The Commitment Fee Common Stock shall be issued in tranches in accordance with the following schedule:

a)    50% of the Commitment Fee Common Stock shall be issued to the Investor upon the execution of the Securities Purchase Agreement ('Tranche #I");

b)         50% of the Commitment Fee Common Stock shall be issued to the Investor 60 days following the execution of the Securities Purchase Agreement ("Tranche #2");

The number of shares of Common Stock issued to the Investor in each of aforementioned Tranches shall be calculated by dividing the dollar amount of each such Tranche by the Formula Price. At no time shall Investor be issued shares of Common Stock, which at that time would effectively give Investor more than a 9.99% ownership of the then outstanding shares of Common Stock of the Company, and Investor will promptly notify the Company if such would be the case. In this event, the Company's obligations with respect to the Commitment Fee shall  be deferred until the Investor notifies the Company in writing that issuance of the Common Stock contemplated by this Section 12.4 will not effectively give Investor more than a 9.99% ownership of the outstanding shares of Common Stock of the Company.

Section  12.5.    Brokerage.   Each  of  the  parties  hereto  represents  that  it  has  had   no  dealings    in connection with this transaction with any finder or broker who will demand payment of any fee or commission from the other party. The Company on the one hand, and the Investor, on the other hand, agree to indemnify the other against and hold the other harmless from any and all liabilities to any person claiming brokerage commissions or finder's fees on account of services purported to have been rendered on behalf of the indemnifying party in connection with this Agreement or the transactions contemplated hereby.

Section 12.6.   Confidentiality. If for any reason  the transactions contemplated  by this Agreement are not consummated , each of the parties hereto shall keep confidential any information obtained from any other party (except information publicly available or in such party's domain prior to the date hereof, and except as required by court order) and shall promptly return to the other parties all schedules, documents, instruments,  work  papers  or other written infom1ation without retaining copies thereof, previously furnished by it as a result of this Agreement or in connection herein.

[SIGNATURE PAGE TO FOLLOW]

IN WITNESS WHEREOF, the parties hereto have caused this Securities Purchase Agreement to be executed by the undersigned, thereunto duly authorized, as of the date first set forth above.

COMPANY:

LAS VEGAS RAWAY EXPRESS, INC.

By: /s/Michael Barron
Name:  Michael Barron
Title: CEO

INVESTOR:
ICONIC HOLDINGS, LLC

/s/ Robert Papiri
By: Robert Papiri
 Its: Manager

EXHIBIT A ADVANCE NOTICE

LAS VEGAS RAILWAY EXPRESS, INC.

The undersigned ,hereby certifies, with respect to the sale of shares of Conm1on Stock of LAS VEGAS RAILWAY EXPRESS, INC.,(the "Company") issuable in connection with this Advance Notice, delivered pursuant to the Securities Purchase Agreement (the "Agreement"), as follows:

I.             The undersigned is the duly elected  of the Company.

2.            There are no fundamental changes to the information set forth in the Registration Statement which would require the Company to file a post-effective amendment to the Registration Statement.

3.             The Company has performed in all material respects all covenants and agreements to be perfom1ed by the Company and has complied in all material respects with all obligations and conditions contained in the Agreement on or prior to the Advance Notice Date, and shall continue to perfom1 in all material respects all covenants and agreements to be performed by the Company through the applicable Advance Date. All conditions to the delivery of this Advance Notice are satisfied as of the date hereof.

4.            The undersigned hereby represents, warrants and covenants that it has made all filings (" SEC Filings") required to be made by it pursuant to applicable securities laws (including, without limitation, all filings required under the Securities Exchange Act of 1934, which include Forms I 0-Q, I 0-K or 8-K, etc.). All SEC Filings and other public disclosures made by the Company, including, without limitation, all press releases, analysts meetings and calls, etc. (collectively, the ''Public Disclosures") , have been reviewed and approved for release by the Company 's attorneys and, if containing financial information, the Company's independent ce11ified public accountants. None of the Company's Public Disclosures contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.

5. The Advance requested is _

The undersigned has executed this Certificate this __ day of                                                                                                   _

LAS VEGAS RATLWAY EXPRESS, INC.

By:
Name:
Title:

If Returning This Advance Notice via Facsimile Please Send To: 619-566-2011
If by Mail, via Federal Express to:Iconic Holdings, LLC
7200 Wisconsin Ave. #206, Bethesda, MD  20